                                                                  EXHIBIT 10.11


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                       AWARD SOFTWARE INTERNATIONAL, INC.


                         WARRANT TO PURCHASE SHARES OF
                                  COMMON STOCK


        This certifies that as of the 14th day of October, 1994, Synnex Information Technologies ("Synnex"), for value received, is entitled to purchase from Award Software International, Inc., a California corporation (the "Company"), the number of shares of fully paid and nonassessable Common Stock of the Company, determined in accordance with paragraph 1 hereof, up to a maximum of Four Hundred Thousand (400,000) shares, at a price of Fifty Cents ($0.50) per share (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

        This Warrant is subject to the following additional terms and conditions:

        1. NUMBER OF SHARES. The number of shares of Common Stock as to which this Warrant may be exercised shall be equal to the U.S. dollar value (i.e., aggregate dollars divided by one) of all BIOS licenses purchased by Synnex or its affiliate, Mitac, during the period commencing on the date hereof and ending on the earlier of October 1, 1996 or termination of this Warrant.

        2. TERMINATION. This Warrant and all rights to exercise this Warrant in whole or in part, shall immediately terminate at 5:00 p.m., Pacific Time, on the later of (a) March 31, 1998 and (b) the first to occur of (i) the day preceding the closing of the sale of all or substantially all of the assets of the Company or the acquisition of the Company by another entity by means of a merger or consolidation or sale of stock resulting in the exchange of more than 50% of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the acquiring entity (a "Sale of the Company") or (ii) the six month anniversary of the closing of the first registered public offering of any equity securities of the Company (an "IPO").





                                       1.

         3. RESERVATION OF COMMON STOCK. The Company agrees at all times to reserve a sufficient number of shares of authorized but unissued Common Stock when and as required for the purpose of complying with the terms of this Warrant.

         4. RIGHTS OF SHAREHOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.


         5. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (with a duly executed notice of exercise in the form attached hereto as Exhibit A) at the principal office of the Company and by the payment to the Company, by check, or cancellation of Company indebtedness, of an amount equal to the then applicable Exercise Price per share multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be in the name of, and delivered to, the holder hereof, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). Such delivery shall be made within ten (10) days after exercise of the Warrant and at the Company's expense and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within ten (10) days after exercise of the Warrant.

         6. EXCHANGE OF WARRANT FOR COMMON STOCK. Upon receipt of notice from the Company, pursuant to Section 11 below, of a proposed IPO, the holder of this Warrant may elect to exchange all but not part of the Warrant for that number of shares of Common Stock determined by dividing the Inherent Value (as hereinafter defined) of the Warrant by the Fair Market Value (as hereinafter defined). The "Inherent Value" of the Warrant shall be (a) the Fair Market Value (as defined below) of the number of shares of Common Stock of the Company issuable upon exercise of the Warrant at the time of the IPO, less (b) the total Exercise Price of the Warrant. The "Fair Market Value" of the Common Stock shall equal the actual offering price of such shares of Common Stock in such IPO.

         7. EXCHANGE OF WARRANT FOR OTHER WARRANTS. This Warrant, with or without similar Warrants, when surrendered properly endorsed at the principal offices of the Company may be exchanged for another Warrant or Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock of the Company.




                                       2.

         8. TRANSFERABILITY. Subject to such restrictions on transfer as may be contained in this Warrant, this Warrant is transferable on the books of the Company at its principal office by the above named holder of record in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The Company may treat the holder of record of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         9. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the holder would have owned had the Warrant been exercised prior to the event and had the holder continued to hold such shares until after the event requiring adjustment.

         10. FRACTIONAL SHARES. No fractional share shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise (as determined in good faith by the Board of Directors of the Company).

         11. NOTICE OF CERTAIN ACTIONS. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any reclassification or recapitalization of the capital stock of the Company, and Sale of the Company, any IPO, or any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company shall mail to the holder of this Warrant at least fifteen (15) days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reclassification, recapitalization, Sale of the Company, IPO, dissolution, liquidation, or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reclassification, recapitalization, Sale of the Company, IPO, dissolution, liquidation, or winding up.

         12. GOVERNING LAW. This Warrant is issued in and shall be governed by the laws of the State of California, as applied to contracts entered into between California residents and to be performed entirely within the State of California.




                                       3.

        IN WITNESS WHEREOF the Company has caused this Warrant to be duly executed by its officers thereunto duly authorized as of the date first written above.



                                       AWARD SOFTWARE INTERNATIONAL, INC.



                                       By: GEORGE HUANG
                                          ----------------------------------
                                           George Huang
                                           Chairman and CEO












                                       4.

                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)


To ____________________:


        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________________ (______________) shares of Common Stock of AWARD SOFTWARE INTERNATIONAL, INC. and herewith makes payment of _______________________________ DOLLARS ($______) therefor, and requests the certificates for such shares be issued in the name of, and delivered to, _______________________________________________________________, whose address is ___________________________________________________________

        The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof.


        DATED:   _________________


                                        By:  _______________________

                                        Title: _____________________

                                        Address: ___________________

                                        ____________________________



                                   Exhibit A